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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 1999

                                  CD RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

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
             DELAWARE                         0-24710                      52-1700207
   (State or other Jurisdiction      (Commission File Number)           (I.R.S. Employer
        of Incorporation)                                              Identification No.)

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

1221 AVENUE OF THE AMERICAS, 36TH FL., NEW YORK, NY                10020
      (Address of Principal Executive Offices)                   (Zip Code)

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       Registrant's telephone number, including area code: (212) 584-5100


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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), CD Radio ("us", "we" and occasionally, the "Company") is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made in this Current Report on Form 8-K. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "projection" and "outlook") are not historical facts and may be forward-looking. Such statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 1998, and investors should not place undue reliance on any such forward-looking statements. Among the significant factors that have a direct bearing on our results of operations are the potential risk of delay in implementing our business plan; increased costs of construction and launch of necessary satellites; our dependence on Space Systems/Loral, Inc.; risk of launch failure; unproven market and unproven applications of existing technology; our dependence on Lucent Technologies, Inc.; unavailability of receivers and antennas; and our need for additional financing.

        Management cannot assess the impact of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors.

ITEM 5.  OTHER EVENTS.

        On June 15, 1999, we announced an agreement with Ford Motor Company ("Ford") which anticipates Ford manufacturing, marketing and selling vehicles that include receivers capable of receiving the CD Radio broadcasts. As part of this agreement, Ford will be entitled to participate in a portion of the revenues derived by us from new Ford vehicles equipped to receive CD Radio broadcasts ("Ford Enabled Vehicles"), will be reimbursed for certain hardware costs of Ford Enabled Vehicles, and has received warrants to purchase 4,000,000 shares our common stock at an exercise price of $30 per share. These warrants are exercisable based upon the number of Ford Enabled Vehicles that Ford elects to manufacture, and are fully exercisable upon 4,000,000 Ford Enabled Vehicles being manufactured.

        A copy of the press release announcing this agreement is attached as
Exhibit 99.1 to this Report and is incorporated by reference herein.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

        99.1 Press release dated June 15, 1999.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CD RADIO INC.

                                       By: /s/ Patrick L. Donnelly
                                           _____________________________________
                                           Patrick L. Donnelly
                                           Executive Vice President, General
                                           Counsel and Secretary

Dated: June 15, 1999







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                                  EXHIBIT INDEX




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
Exhibit                                            Description of Exhibit
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
  99.1                                 Press release, dated June 15, 1999.



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